Prospectus Supplement dated April 17, 1998, to the following Prospectuses:

J.P. Morgan U.S. Equity Fund, dated January 2, 1998
J.P. Morgan U.S. Small Company Fund, dated January 2, 1998
J.P. Morgan Emerging Markets Equity Fund, dated March 31, 1998
J.P. Morgan Japan Equity Fund, dated March 31, 1998
J.P. Morgan U.S. Equity Funds, dated January 8, 1998
J.P. Morgan International Equity Funds, dated March 31, 1998


     Introduction. J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Small Company Fund, J.P. Morgan Emerging Markets Equity Fund and J.P. Morgan Japan Equity Fund invest in The U.S. Equity Portfolio and The Japan Equity Portfolio, respectively, along with other investors, including, prior to January 1998, non-U.S. funds managed by Morgan. These non-U.S. funds reorganized by transferring their assets to other non-U.S. funds managed by Morgan in January 1998.

     Portfolio Redemptions. The U.S. Equity Portfolio, The U.S. Small Company Portfolio, The Emerging Markets Equity Portfolio and The Japan Equity Portfolio each received a substantial redemption request from its non-U.S. feeder fund in connection with the reorganization. These redemptions did not reduce the net assets of the funds, but they reduced the size of the portfolios by approximately the following amounts: U.S. Equity, $132.7 million; U.S. Small Company, $436.2 million; Emerging Markets Equity, $381.8 million; and Japan Equity, $167.6 million. After the redemptions, each portfolios' assets were approximately as follows: U.S. Equity, $745.1 million; U.S. Small Company, $645.8 million; Emerging Markets Equity, $268.2 million; and Japan Equity, $2.8 million. Morgan continues to manage each fund in accordance with its prospectus.